                                                                 Exhibit 10.2

                                                                 EXECUTION COPY


                                  REAFFIRMATION

                  REAFFIRMATION, dated as of December 6, 2004 (this "Reaffirmation"), with respect to the Guarantee and Collateral Agreement, dated as of December 6, 2002 (the "Guarantee and Collateral Agreement"), made by R.H. Donnelley Corporation, a Delaware corporation ("Holdings"), R.H. Donnelley Inc., a Delaware corporation and a wholly owned subsidiary of Holdings ("RHDonnelley" or the "Borrower") and certain subsidiaries of the Borrower in favor of Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Holdings, the Borrower, the lenders parties thereto, the Co-Syndication Agents, the Co-Documentation Agents and the Joint Lead Arrangers named therein and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of September 1, 2004 (the "Existing Credit Agreement");

                  WHEREAS, concurrently with the execution of this Reaffirmation, the Existing Credit Agreement will be amended by that certain First Amendment, dated as of December 6, 2004 (the "First Amendment"), pursuant to which, among other things, the Borrower shall (i) refinance a portion of the current outstanding Tranche B-2 Term Loans with the proceeds of new Tranche A-3 Term Loans in an aggregate principal amount of $200,000,000 (the "Tranche A-3 Term Loans") and (ii) refinance the portion of the Tranche B-2 Term Loans not refinanced with the proceeds of the Tranche A-3 Term Loans with new Tranche D Term Loans in an aggregate principal amount of $1,444,586,306.02 (the "Tranche D Term Loans").

                  WHEREAS, pursuant to the Existing Credit Agreement, as amended by the First Amendment (the "Amended Credit Agreement"), the Revolving Lenders, the Renewing Term Lenders and the Additional Term Lenders (as defined in the First Amendment) will make or maintain Loans to, and the Issuing Lender will issue Letters of Credit from time to time for the account of, the Borrower;

                  WHEREAS, each Subsidiary of the Borrower that is a party hereto (collectively, together with Holdings and the Borrower, the "Confirming Parties") has guaranteed the Borrower Credit Agreement Obligations (as defined in the Guarantee and Collateral Agreement);

                  WHEREAS, as collateral security for the Credit Agreement Obligations and Secured Obligations (each as defined in the Guarantee and Collateral Agreement), each Confirming Party has granted to the Collateral Agent, for the benefit of the Credit Agreement Secured Parties and the Secured Parties (each as defined in the Guarantee and Collateral Agreement), a security interest in the Collateral referred to in the Guarantee and Collateral Agreement all as set forth in the Guarantee and Collateral Agreement which is prior and superior in right to the interest of any other Person in such Collateral (except with respect to Liens expressly permitted by Section 8.3 of the Amended Credit Agreement);

                  WHEREAS, all of the liabilities and obligations of the Borrower under the Existing Credit Agreement are being continued in full force and effect, unpaid and undischarged

(except to the extent expressly provided in the First Amendment) pursuant to the First Amendment;

                  WHEREAS, each Confirming Party is a party to the Guarantee and Collateral Agreement and hereby wishes to confirm that all of its liabilities and obligations, and Liens and security interests created, under the Guarantee and Collateral Agreement remain in full force and effect after giving effect to the First Amendment; and

                  WHEREAS, it is a condition precedent to the effectiveness of the First Amendment that the parties hereto shall have executed and delivered this Reaffirmation to the Administrative Agent for the benefit of the Lenders;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the First Amendment and to induce the Lenders to make or maintain extensions of credit thereunder, each Confirming Party hereby agrees with the Administrative Agent, for the benefit of the Lenders, as follows:

                  1. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Amended Credit Agreement.

                  2. Each Confirming Party hereby consents to the execution and delivery of, and the amendment of the Existing Credit Agreement pursuant to, the First Amendment. Each Confirming Party hereby agrees that each reference to the "Credit Agreement" in the Guarantee and Collateral Agreement shall be deemed to be a reference to the Existing Credit Agreement as amended by the First Amendment.

                  3. Each Confirming Party hereby agrees that:

                  (a) all of its obligations and liabilities under the Guarantee and Collateral Agreement remain in full force and effect on a continuous basis after giving effect to the First Amendment;

                  (b) all of the Liens and security interests created and arising under the Guarantee and Collateral Agreement remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as existed prior to the effectiveness of the First Amendment, after giving effect to the First Amendment, as collateral security for the Credit Agreement Obligations and Secured Obligations (each as defined in the Guarantee and Collateral Agreement);

                  (c) all of the obligations and liabilities of the Borrower under the Existing Credit Agreement (i) are continued in full force and effect on a continuous basis, unpaid and undischarged (except to the extent expressly provided in the First Amendment), pursuant to the Amended Credit Agreement and
(ii) constitute the same obligations and liabilities under the Amended Credit Agreement; and

                  (d) this Reaffirmation is being executed and delivered at the request of the Lenders and shall not imply or require that any consent of such Confirming Parties is needed in connection with any future amendments or waivers of the Credit Agreement or any other Loan

Documents or any additional borrowings thereunder (including, without limitation, the Tranche A-3 Term Loans and the Tranche D Term Loans).

                  4. Each of the representations and warranties made by any Confirming Party in the Guarantee and Collateral Agreement is true and correct in all material respects on and as of the date hereof (unless such representations expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date).

                  5. Each Confirming Party agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Reaffirmation.

                  6. This Reaffirmation shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  7. This Reaffirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                      [Balance of Page Intentionally Blank]

                  IN WITNESS WHEREOF, the undersigned have caused this Reaffirmation to be executed and delivered by a duly authorized officer on the date first above written.

                              R.H. DONNELLEY CORPORATION



                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President, General Counsel &
                                           Corporate Secretary


                              R.H. DONNELLEY INC.



                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President, General Counsel &
                                           Corporate Secretary


                              R.H. DONNELLEY APIL, INC.


                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President & Assistant Secretary


                              R.H. DONNELLEY  PUBLISHING & ADVERTISING, INC.



                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President & Corporate Secretary


                              GET DIGITAL SMART.COM, INC.



                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President, General Counsel &
                                           Corporate Secretary


                         Signature Page to Reaffirmation

                              R.H. DONNELLEY PUBLISHING & ADVERTISING OF
                                   ILLINOIS PARTNERSHIP


                              By: R.H. Donnelley Publishing & Advertising of
                                  Illinois Holdings, LLC, its managing partner

                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President & Secretary


                              DONTECH II PARTNERSHIP


                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President & Secretary


                              DONTECH HOLDINGS, LLC


                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President & Secretary


                              R.H. DONNELLEY PUBLISHING & ADVERTISING OF
                                   ILLINOIS HOLDINGS, LLC


                              By:  /s/ Robert J. Bush
                                   ---------------------------------------------
                                   Name:  Robert J. Bush
                                   Title:  Vice President & Secretary





                         Signature Page to Reaffirmation